Exhibit 99.1

MBNA Reports Record Earnings for the Third Quarter

Wilmington, Delaware (10/16/03) -- MBNA Corporation announced today that net income for the third quarter of 2003 was $658.8 million or $.51 per common share, an increase of 70%, compared with $398.0 million or $.30 per common share for the third quarter of 2002. For the first nine months of this year, net income rose to $1.635 billion or $1.25 per common share, an increase of 34% compared with the first nine months of 2002. In September 2002, the Corporation implemented the industry wide FFIEC guidance for uncollectible accrued interest and fees for its loans. Excluding this change in 2002, earnings per common share would have been $.43, for the third quarter of 2002 and $1.06, for the first nine months of 2002. Earnings per common share for the third quarter of 2003 and for the first nine months of 2003 compared to the same period in 2002, excluding the change, would have increased 19% and 18%, respectively.

Loan receivables at September 30, 2003 were $28.8 billion, an increase of $2.5 billion over third quarter of 2002. Total managed loans at September 30, 2003 were $112.8 billion, an increase of $10.0 billion or 10% over the third quarter of 2002.

During the first nine months of 2003, the Corporation added 8.0 million new accounts, with 2.7 million new accounts added in the quarter. The characteristics of new cardholders are consistent with the quality of the Corporation’s existing cardholders. In the United States, the typical new cardholder has more than a $70,000 annual household income, has been employed for more than 11 years, owns a home, and has a 18-year history of paying bills promptly. The company acquired 310 new endorsements from organizations and renewed more than 900 group contracts during the first nine months of 2003.

Loan losses on loan receivables and managed loans for the third quarter of 2003 were 4.70% and 5.13%, respectively. In the month of September 2003, loan losses were 4.68% on loan receivables and 5.02% on managed loans. Loan losses continue to be lower than published industry levels. Delinquency on the loan receivables and managed loans was 3.75% and 4.48%, respectively, at September 30, 2003.

This earnings release includes managed data. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of reported and managed data. A business presentation that provides supplemental information regarding the third quarter of 2003 is available in the Investor Relations section of MBNA’s Web site (www.MBNA.com).

MBNA Corporation, a bank holding company and parent of MBNA America Bank, N.A., a national bank, is the largest independent credit card lender in the world. MBNA also provides retail deposit, consumer loan, and insurance products. MBNA.com ( www.MBNA.com ) provides credit card, consumer loan, retail deposit, travel, and shopping services.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2003	2002	2003	2002

INCOME STATEMENT DATA FOR THE PERIOD (f):
Net interest income	$599,912	$482,271	$1,734,676	$1,500,364
Provision for possible credit losses	334,064	288,195	1,058,544	922,520
Other operating income	2,032,469	1,668,145	5,672,282	4,898,040
Other operating expense	1,267,389	1,234,395	3,790,332	3,542,455
Net income	658,763	398,042	1,634,614	1,225,794

PER COMMON SHARE DATA FOR THE PERIOD (f):

Earnings	$.51	$.31	$1.27	$.95
Earnings-assuming dilution	.51	.30	1.25	.93
Dividends	.10	.07	.26	.20
Book value	7.93	6.52

RATIOS (f):

Net interest margin (a)	5.36%	5.08%	5.38%	5.50%
Return on average total assets	4.56	3.21	3.94	3.49
Return on average stockholders' equity	25.48	18.55	22.41	20.26
Stockholders' equity to total assets	17.63	16.87

Loan Receivables (b):
Delinquency (c)	3.75	4.07
Net credit losses (d)	4.70	4.38	4.91	4.55

Sales and cash advance volume	$47,755,112	$41,728,379	$134,230,890	$116,143,069

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2003	2002	2003	2002

MANAGED DATA (f) (g):

At Period End:
Loans held for securitization	$9,674,690	$8,739,327
Loan portfolio	19,141,399	17,597,035
Securitized loans	83,939,987	76,463,085

Total managed loans	$112,756,076	$102,799,447

Average for the Period:
Loans held for securitization	$9,197,700	$7,520,563	$9,213,297	$8,149,709
Loan portfolio	19,170,568	18,781,633	18,629,040	16,702,691
Securitized loans	82,626,049	75,618,982	80,719,494	73,931,586

Total managed loans	$110,994,317	$101,921,178	$108,561,831	$98,783,986

For the Period:
Delinquency (c)	4.48%	4.80%
Net credit losses (d)	5.13	4.84	5.31%	4.97%
Net interest margin (a)	8.36	7.66	8.42	8.40
Net interest income	$2,594,931	$2,113,405	$7,562,529	$6,691,688
Provision for possible credit losses	1,423,003	1,231,994	4,358,883	3,757,846
Other operating income	1,126,389	980,810	3,144,768	2,542,042

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2003	2002	2003	2002

BALANCE SHEET DATA AT PERIOD END (f):

Investment securities and money market instruments (e)	$11,697,076	$7,952,330
Loans held for securitization	9,674,690	8,739,327
Credit card loans	10,844,442	9,328,647
Other consumer loans	8,296,957	8,268,388

Total loans	19,141,399	17,597,035
Reserve for possible credit losses	(1,179,995)	(983,374)

Net loans	17,961,404	16,613,661

Total assets	58,712,232	50,632,479
Total deposits	32,221,111	30,098,802
Stockholders’ equity	10,352,113	8,542,110

AVERAGE BALANCE SHEET DATA (f):

Investment securities and money market instruments (e)	$12,074,322	$7,473,676	$11,427,683	$7,712,540
Loans held for securitization	9,197,700	7,520,563	9,213,297	8,149,709
Credit card loans	10,818,791	10,678,420	10,305,980	9,452,920
Other consumer loans	8,351,777	8,103,213	8,323,060	7,249,771

Total loans	19,170,568	18,781,633	18,629,040	16,702,691
Reserve for possible credit losses	(1,178,652)	(972,589)	(1,149,242)	(928,261)

Net loans	17,991,916	17,809,044	17,479,798	15,774,430

Total assets	57,335,104	49,183,891	55,419,906	46,944,729
Total deposits	32,573,010	28,912,930	31,970,893	27,758,557
Stockholders’ equity	10,255,418	8,511,515	9,752,666	8,089,308

Weighted average common shares outstanding (000)	1,277,810	1,277,720	1,278,307	1,277,805
Weighted average common shares outstanding and common stock equivalents (000)	1,296,312	1,297,412	1,294,415	1,304,541

Cautionary Language: The Corporation's projections of future net credit losses are by their nature uncertain and changes in economic conditions, bankruptcy laws, regulatory policies, and other factors may impact actual losses.

NOTES:

(a) Net interest margin ratios are presented on a fully taxable equivalent basis.
(b) Loan receivables include loans held for securitization and the loan portfolio.
(c) Delinquency represents accruing loans that are 30 days or more past due.
(d) MBNA Corporation’s net credit losses ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include billed interest and fees for the corresponding period.
(e) For purposes of comparability, certain prior period amounts have been reclassified.
(f)  In September 2002, MBNA Corporation implemented the one-time industry wide FFIEC accounting guidance, and changed the estimated value of accrued interest and fees, resulting in a decrease to income before income taxes of $263.7 million ($167.2 million after taxes) for the three and nine months ended September 30, 2002. Net income for the third quarter of 2002 was $398.0 million or $.30 per common share-assuming dilution. Excluding this change in September 2002, earnings per common share-assuming dilution for the third quarter of 2002 would have been $.43, an increase of 19% compared with the third quarter of 2001. Earnings per common share-assuming dilution for the third quarter of 2003 increased 70%, compared with the third quarter of 2002. Excluding this change in September 2002, earnings per common share-assuming dilution for the third quarter of 2003 would have increased 19%, compared with the third quarter of 2002.
(g) MBNA Corporation allocates resources on a managed basis, and financial data provided to management reflects MBNA Corporation’s results on a managed basis. Managed data assumes MBNA Corporation’s securitized loan principal receivables have not been sold and presents the earnings on securitized loan principal receivables in the same fashion as MBNA Corporation’s owned loans. Management, equity and debt analysts, rating agencies and others evaluate MBNA Corporation’s operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to MBNA Corporation’s owned loans, and MBNA Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. MBNA Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of originations and the related credit risks inherent in the owned portfolio and retained interests in its securitization transactions.

Exhibit A reconciles income statement data for the period to managed net interest income, managed provision for possible credit losses, and managed other operating income, and the loan receivables net credit losses ratio to the managed net credit losses ratio, the loan receivables delinquency ratio to the managed delinquency ratio, and the net interest margin ratio to the managed net interest margin ratio. Managed other operating income includes the impact of the gain recognized on securitized loan principal receivables in accordance with Statement of Financial Accounting Standards No. 140.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

EXHIBIT A

RECONCILIATION OF INCOME STATEMENT DATA FOR THE PERIOD TO MANAGED NET INTEREST INCOME,
  MANAGED PROVISION FOR POSSIBLE CREDIT LOSSES, AND MANAGED OTHER OPERATING INCOME

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,

	2003	2002	2003	2002

Net interest income:
Net interest income	$599,912	$482,271	$1,734,676	$1,500,364
Securitization adjustments	1,995,019	1,631,134	5,827,853	5,191,324

Managed net interest income	$2,594,931	$2,113,405	$7,562,529	$6,691,688

Provision for possible credit losses:
Provision for possible credit losses	$334,064	$288,195	$1,058,544	$922,520
Securitization adjustments	1,088,939	943,799	3,300,339	2,835,326

Managed provision for possible credit losses	$1,423,003	$1,231,994	$4,358,883	$3,757,846

Other operating income:
Other operating income	$2,032,469	$1,668,145	$5,672,282	$4,898,040
Securitization adjustments	(906,080)	(687,335)	(2,527,514)	(2,355,998)

Managed other operating income	$1,126,389	$980,810	$3,144,768	$2,542,042

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE LOAN RECEIVABLES NET CREDIT LOSSES RATIO TO THE MANAGED
 NET CREDIT LOSSES RATIO

	For the Month
	Ended September 30, 2003
	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Losses Ratio (a)

Loan receivables (b)	$110,569	$28,353,872	4.68%
Securitized loans	356,017	83,232,134	5.13

Managed loans	$466,586	$111,586,006	5.02

	For the Three Months			For the Three Months
	Ended September 30, 2003			Ended September 30, 2002
	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Losses Ratio (a)	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Losses Ratio (a)

Loan receivables (b)	$333,639	$28,368,268	4.70%	$288,195	$26,302,196	4.38%
Securitized loans	1,088,939	82,626,049	5.27	943,799	75,618,982	4.99

Managed loans	$1,422,578	$110,994,317	5.13	$1,231,994	$101,921,178	4.84

	For the Nine Months			For the Nine Months
	Ended September 30, 2003			Ended September 30, 2002

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Losses Ratio (a)	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Losses Ratio (a)

Loan receivables (b)	$1,025,149	$27,842,337	4.91%	$848,061	$24,852,400	4.55%
Securitized loans	3,300,339	80,719,494	5.45	2,835,326	73,931,586	5.11

Managed loans	$4,325,488	$108,561,831	5.31	$3,683,387	$98,783,986	4.97

RECONCILIATION OF THE LOAN RECEIVABLES DELINQUENCY RATIO TO THE MANAGED DELINQUENCY RATIO

	September 30, 2003			September 30, 2002

	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)

Loan receivables (b)	$1,079,689	$28,816,089	3.75%	$1,073,037	$26,336,362	4.07%
Securitized loans	3,974,630	83,939,987	4.74	3,860,763	76,463,085	5.05

Managed loans	$5,054,319	$112,756,076	4.48	$4,933,800	$102,799,447	4.80

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO TO THE MANAGED NET INTEREST MARGIN RATIO

	For the Three Months			For the Three Months
	Ended September 30, 2003			Ended September 30, 2002

	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio

Net interest margin (d):
Investment securities and money market instruments (e)	$12,074,322			$7,473,676
Other interest-earning assets	3,946,106			3,891,058
Loan receivables (b)	28,368,268			26,302,196

Total	$44,388,696	$599,999	5.36%	$37,666,930	$482,524	5.08%

Securitization adjustments:
Investment securities and money market instruments (e)	$-			$-
Other interest-earning assets	(3,876,800)			(3,829,176)
Securitized loans	82,626,049			75,618,982

Total	$78,749,249	$1,995,019	10.05%	$71,789,806	$1,631,134	9.01%

Managed net interest Margin (d):
Investment securities and money market instruments (e)	$12,074,322			$7,473,676
Other interest-earning assets	69,306			61,882
Managed loans	110,994,317			101,921,178

Total	$123,137,945	$2,595,018	8.36%	$109,456,736	$2,113,658	7.66%

	For the Nine Months			For the Nine Months
	Ended September 30, 2003			Ended September 30, 2002

	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio

Net interest margin (d):
Investment securities and money market instruments (e)	$11,427,683			$7,712,540
Other interest-earning assets	3,868,157			3,901,277
Loan receivables (b)	27,842,337			24,852,400

Total	$43,138,177	$1,735,213	5.38%	$36,466,217	$1,501,167	5.50%

Securitization adjustments:
Investment securities and money market instruments (e)	$-			$-
Other interest-earning assets	(3,799,702)			(3,840,129)
Securitized loans	80,719,494			73,931,586

Total	$76,919,792	$5,827,853	10.13%	$70,091,457	$5,191,324	9.90%

Managed net interest margin (d):
Investment securities and money market instruments (e)	$11,427,683			$7,712,540
Other interest-earning assets	68,455			61,148
Managed loans	108,561,831			98,783,986

Total	$120,057,969	$7,563,066	8.42%	$106,557,674	$6,692,491	8.40%

NOTES TO EXHIBIT A:

(a) MBNA Corporation’s net credit losses ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include billed interest and fees for the corresponding period.
(b) Loan receivables include loans held for securitization and the loan portfolio.
(c) Delinquency represents accruing loans that are 30 days or more past due.
(d) Net interest margin ratios are presented on a fully taxable equivalent basis. The fully taxable equivalent adjustment for the three and nine months ended September 30, 2003 was $87 and $537, respectively. The fully taxable equivalent adjustment for the three and nine months ended September 30, 2002 was $253 and $803, respectively.
(e) For purposes of comparability, certain prior period amounts have been reclassified.